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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 13, 1998 of American Xtal Technology Inc. of our report dated January 28, 1999 appearing on page 37 of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP


San Jose, California
March 30, 1999